Money Market Obligations Trust
Federated Capital Reserves Fund
(TICKER FRFXX)
Federated Prime Obligations Fund
Capital Shares (TICKER POPXX)
Institutional Shares (TICKER POIXX)
Service Shares (TICKER PRSXX)
Trust Shares (TICKER POLXX)
Federated Prime Cash Obligations Fund
Capital Shares (TICKER PCCXX)
Institutional Shares (TICKER PCOXX)
Service Shares (TICKER PRCXX)
Federated Prime Management Obligations Fund
Capital Shares (TICKER PICXX)
Institutional Shares (TICKER PMOXX)
Service Shares (TICKER PSSXX)
Federated Prime Value Obligations Fund
Capital Shares (TICKER PVCXX)
Institutional Shares (TICKER PVOXX)
Service Shares (TICKER PVSXX)

SUPPLEMENT TO current PROSPECTUSES
The following is hereby added as a new section to each of the above-named fund's prospectuses following the section titled “Portfolio Holdings Information”:
“Disclosure of Shadow Price
Effective January 25, 2013, on each business day, the Fund will post its NAV per Share, calculated based upon available indications of market value, displayed to four decimal places (Shadow Price), for the prior business day on the Federated Investors website at FederatedInvestors.com. The Shadow Price will be provided for informational purposes only. For purposes of transactions in Fund Shares, in accordance with Rule 2a-7, the price for Shares will continue to be the NAV per share of the applicable share class, calculated using the amortized cost method, as described in the section “Calculation of Net Asset Value” under “What Do Shares Cost.”
January 24, 2013
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
451489 (1/13)